[FEDERAL
COMMUNICATIONS
COMMISSION SEAL]

                            United States of America
                        Federal Communications Commission

                           RADIO STATION AUTHORIZATION

                        Commercial Mobile Radio Services

                   Personal Communications Service - Broadband

  PERSONAL COMMUNICATIONS NETWORK, INC.            Call Sign:      KNLF755
  ATTN: LES WINDER                                 Market:         B030
  10 PLOG ROAD
  FAIRFIELD, NJ 07004                                 BANGOR, ME

                                                   Channel Block:  C
                                                   File Number:    00114-CW-L-96

--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------

    Initial Grant Date ..............................  September 17, 1996

    Five-year Build Out Date ........................  September 17, 2001

    Expiration Date .................................  September 17, 2006

--------------------------------------------------------------------------------

CONDITIONS:

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. ss. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. ss. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. ss. 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS:

No waivers associated with this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 1 of 2

CONDITIONS:

This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 2 of 2

[FEDERAL
COMMUNICATIONS
COMMISSION SEAL]

                            United States of America
                        Federal Communications Commission

                           RADIO STATION AUTHORIZATION

                        Commercial Mobile Radio Services

                   Personal Communications Service - Broadband

  PERSONAL COMMUNICATIONS NETWORK, INC.            Call Sign:      KNLF756
  ATTN: LES WINDER                                 Market:         B063
  10 PLOG ROAD
  FAIRFIELD, NJ 07004                                 BURLINGTON, VT

                                                   Channel Block:  C
                                                   File Number:    00439-CW-L-96

--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------

    Initial Grant Date ..............................  September 17, 1996

    Five-year Build Out Date ........................  September 17, 2001

    Expiration Date .................................  September 17, 2006

--------------------------------------------------------------------------------

CONDITIONS:

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. ss. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. ss. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. ss. 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS:

No waivers associated with this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 1 of 2

CONDITIONS:

This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 2 of 2

[FEDERAL
COMMUNICATIONS
COMMISSION SEAL]

                            United States of America
                        Federal Communications Commission

                           RADIO STATION AUTHORIZATION

                        Commercial Mobile Radio Services

                   Personal Communications Service - Broadband

  PERSONAL COMMUNICATIONS NETWORK, INC.            Call Sign:      KNLF757
  ATTN: LES WINDER                                 Market:         B127
  10 PLOG ROAD
  FAIRFIELD, NJ 07004                               ELMIRA-CORNING-HORNELL, NY

                                                   Channel Block:  C
                                                   File Number:    00444-CW-L-96
--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------

    Initial Grant Date ..............................  September 17, 1996

    Five-year Build Out Date ........................  September 17, 2001

    Expiration Date .................................  September 17, 2006

--------------------------------------------------------------------------------

CONDITIONS:

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. ss. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. ss. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. ss. 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS:

No waivers associated with this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 1 of 2

CONDITIONS:

This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 2 of 2

[FEDERAL
COMMUNICATIONS
COMMISSION SEAL]

                            United States of America
                        Federal Communications Commission

                           RADIO STATION AUTHORIZATION

                        Commercial Mobile Radio Services

                   Personal Communications Service - Broadband

  PERSONAL COMMUNICATIONS NETWORK, INC.            Call Sign:      KNLF758
  ATTN: LES WINDER                                 Market:         B251
  10 PLOG ROAD
  FAIRFIELD, NJ 07004                                 LEWISTON-AUBURN, ME

                                                   Channel Block:  C
                                                   File Number:    00451-CW-L-96

--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------

    Initial Grant Date ..............................  September 17, 1996

    Five-year Build Out Date ........................  September 17, 2001

    Expiration Date .................................  September 17, 2006

--------------------------------------------------------------------------------

CONDITIONS:

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. ss. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. ss. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. ss. 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS:

No waivers associated with this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 1 of 2

CONDITIONS:

This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 2 of 2

[FEDERAL
COMMUNICATIONS
COMMISSION SEAL]

                            United States of America
                        Federal Communications Commission

                           RADIO STATION AUTHORIZATION

                        Commercial Mobile Radio Services

                   Personal Communications Service - Broadband

  PERSONAL COMMUNICATIONS NETWORK, INC.            Call Sign:      KNLF759
  ATTN: LES WINDER                                 Market:         B388
  10 PLOG ROAD
  FAIRFIELD, NJ 07004                                 RUTLAND-BENNINGTON, VT

                                                   Channel Block:  C
                                                   File Number:    00458-CW-L-96

--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------

    Initial Grant Date ..............................  September 17, 1996

    Five-year Build Out Date ........................  September 17, 2001

    Expiration Date .................................  September 17, 2006

--------------------------------------------------------------------------------

CONDITIONS:

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. ss. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. ss. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. ss. 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS:

No waivers associated with this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 1 of 2

CONDITIONS:

This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 2 of 2

[FEDERAL
COMMUNICATIONS
COMMISSION SEAL]

                            United States of America
                        Federal Communications Commission

                           RADIO STATION AUTHORIZATION

                        Commercial Mobile Radio Services

                   Personal Communications Service - Broadband

  PERSONAL COMMUNICATIONS NETWORK, INC.            Call Sign:      KNLF760
  ATTN: LES WINDER                                 Market:         B0465
  10 PLOG ROAD
  FAIRFIELD, NJ 07004                                 WATERVILLE-AUGUSTA, ME

                                                   Channel Block:  C
                                                   File Number:    00461-CW-L-96

--------------------------------------------------------------------------------

The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described. This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the United States is a signatory, and all pertinent rules and regulations of the Federal Communications Commission, contained in the Title 47 of the U.S. Code of Federal Regulations.

--------------------------------------------------------------------------------

    Initial Grant Date ..............................  September 17, 1996

    Five-year Build Out Date ........................  September 17, 2001

    Expiration Date .................................  September 17, 2006

--------------------------------------------------------------------------------

CONDITIONS:

Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. ss. 309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the Communications Act of 1934, as amended (47 U.S.C. ss. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended (47 U.S.C. ss. 606).

Conditions continued on Page 2.

--------------------------------------------------------------------------------
WAIVERS:

No waivers associated with this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 1 of 2

CONDITIONS:

This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory (Canada/United States), future coordination of any base station transmitters within 72 km (45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.

This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.

--------------------------------------------------------------------------------
Issue Date: September 17, 1996
FCC Form 463a                                                        Page 2 of 2